UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009

MORGANS HOTEL GROUP CO.
 (Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As disclosed in the Registrant’s Current Report on Form 8-K filed on October 16, 2009, Morgans Hotel Group Co., a Delaware corporation (the “Registrant”), entered into, among other agreements, the: (i) Securities Purchase Agreement, dated as of October 15, 2009, by and among the Registrant, Yucaipa American Alliance Fund II, L.P., a Delaware limited partnership (“YAAF II”), and Yucaipa American Alliance (Parallel) Fund II, L.P., a Delaware limited partnership (“YAAF II-P” and together with YAAF II, the “Investors”) (the “Securities Purchase Agreement”) including a form of warrant issued by the Registrant to the Investors thereunder (the “Investor Warrants”); (ii) Real Estate Fund Formation Agreement, dated as of October 15, 2009, by and between the Registrant and Yucaipa American Alliance Fund II, LLC (the “Fund Manager”) (the “Real Estate Fund Formation Agreement”) and (iii) Common Stock Purchase Warrants, dated October 15, 2009, issued by the Registrant to the Fund Manager under the terms of the Real Estate Fund Formation Agreement (the “Real Estate Fund Warrants”).

Pursuant to the terms of the Securities Purchase Agreement and the Investor Warrants, the Registrant and the Investors entered into an amendment to each of the Securities Purchase Agreement and the Investor Warrants that extends the date, from January 15, 2010 to January 29, 2010, by which the Registrant is obligated to receive stockholder approval at a special meeting of stockholders for the issuance of common stock pursuant to the Investor Warrants. The amendment to the Securities Purchase Agreement and the form of amended Investor Warrants are being filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Similarly, pursuant to the terms of the Real Estate Fund Warrants, the Registrant and the Fund Manager entered into an amendment to each of the Real Estate Fund Warrants that extends the date, from January 15, 2010 to January 29, 2010, by which the Registrant is obligated to receive stockholder approval at a special meeting of stockholders for the issuance of common stock pursuant to the Real Estate Fund Warrants. The amendments to the Real Estate Fund Warrants are being filed as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments filed as exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Amended Common Stock Purchase Warrants issued under Securities Purchase Agreement to Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P.
4.2	Amendment No. 1 to Common Stock Purchase Warrant issued under the Real Estate Fund Formation Agreement to Yucaipa American Alliance Fund II, LLC, dated as of December 11, 2009.
4.3	Amendment No. 1 to Common Stock Purchase Warrant issued under the Real Estate Fund Formation Agreement to Yucaipa American Alliance Fund II, LLC, dated as of December 11, 2009.
10.1	Amendment No. 1 to Securities Purchase Agreement, dated as of December 11, 2009, by and among Morgans Hotel Group Co., Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

By	/s/ Richard Szymanski

Name: Richard Szymanski Title: Chief Financial Officer and Secretary

Date: December 11, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Amended Common Stock Purchase Warrants issued under Securities Purchase Agreement to Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P.
4.2	Amendment No. 1 to Common Stock Purchase Warrant issued under the Real Estate Fund Formation Agreement to Yucaipa American Alliance Fund II, LLC, dated as of December 11, 2009.
4.3	Amendment No. 1 to Common Stock Purchase Warrant issued under the Real Estate Fund Formation Agreement to Yucaipa American Alliance Fund II, LLC, dated as of December 11, 2009.
10.1	Amendment No. 1 to Securities Purchase Agreement, dated as of December 11, 2009, by and among Morgans Hotel Group Co., Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P.